TEREX CORPORATION

Public Tender Offer for

DEMAG CRANES AG

May 2, 2011

Disclaimer

TEREX CORPORATION

- This presentation covers only certain aspects of the envisaged takeover offer. Investors and shareholders of Demag Cranes AG are therefore strongly advised to read the offer document as soon as it is published, since the offer will be solely governed by the terms and conditions set out in the offer document.
- The following presentation contains forward-looking information based on the current expectations of Terex Corporation. Because forward-looking statements involve risks and uncertainties, actual results could differ materially. Such risks and uncertainties, many of which are beyond the control of Terex, include among others: Our business is cyclical and weak general economic conditions affect the sales of our products and financial results; our ability to successfully integrate acquired businesses; our ability to access the capital markets to raise funds and provide liquidity; our business is sensitive to government spending; our business is very competitive and is affected by our cost structure, pricing, product initiatives and other actions taken by competitors; the effects of operating losses; a material disruption to one of our significant facilities; our retention of key management personnel; the financial condition of suppliers and customers, and their continued access to capital; our providing financing and credit support for some of our customers; we may experience losses in excess of recorded reserves; our ability to obtain parts and components from suppliers on a timely basis at competitive prices; our ability to timely manufacture and deliver products to customers; the need to comply with restrictive covenants contained in our debt agreements; our ability to generate sufficient cash flow to service our debt obligations; our business is global and subject to changes in exchange rates between currencies, as well as international politics, particularly in developing markets; difficulties in managing and expanding into developing markets; the effects of changes in laws and regulations, including tax laws; possible work stoppages and other labor matters; compliance with applicable environmental laws and regulations; litigation, product liability claims, patent claims, class action lawsuits and other liabilities; our ability to comply with an injunction and related obligations resulting from the settlement of an investigation by the United States Securities and Exchange Commission ("SEC"); our implementation of a global enterprise system and its performance; and other factors, risks and uncertainties that are more specifically set forth in our public filings with the SEC. Actual events or the actual future results of Terex may differ materially from any forward-looking statement due to these and other risks, uncertainties and significant factors. The forward-looking statements speak only as of the date of this presentation. Terex expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement included in this presentation to reflect any changes in expectations with regard thereto or any changes in events, conditions, or circumstances on which any such statement is based.

Tender Offer Summary

TEREX CORPORATION

Offer	▪ €41.75 per share all-cash public tender offer for 100% of the share capital of Demag Cranes AG ▪ Implied equity value and enterprise value of €884 million ($1,314 million[a]) and €1,038 million[b] ($1,543 million[a][c])
Premium Value	▪ 40.8% premium to pre-rumor share price[d] on October 6, 2010 ▪ 15.0% premium to closing price[c] on April 29, 2011
Financing	▪ Fully financed offer with no financing contingency – Committed bank financing and cash on hand
Timing	▪ Offer period expected to commence in May 2011, following approval of the Offer Document by the German regulator BaFin

(a) 1.486 €/US$ as of April 29, 2011.
(b) Enterprise value includes net financial debt of €(4.5) million, equity attributable to non-controlling interest of €1.0 million and provisions for pensions and similar obligations of €157.6 million, as of December 31, 2010.
(c) XETRA share price.
(d) Rumors about a potential acquisition of Demag surfaced on October 7, 2010 before market opening.
(e) Volume Weighted Average Price.

Key Investment Considerations

TEREX CORPORATION

- Manufacturing: Specialized machinery or industrial products
- Platform company
  - Leader in its business
  - Globally diversified revenues
- Diversification: Non-construction end markets
  - 30% of combined companies' revenues will be driven by non-construction end-markets
  - Container traffic (11%); factory utilization (19%)
- Profitable through current cycle
- Mutual combination benefits: win-win
- Financially accretive

Demag Cranes meets all these considerations

Overview of Demag's Products and Services

TEREX CORPORATION

DEMAG CRANES AG

CY2010 Sales	$1,417m			
CY2010 EBITDA[a]	$117m	(Margin: 8.2%)	CY2010 Employees	5,802
CY2010 EBIT[a]	$85m	(Margin: 6.0%)		

Industrial Cranes

Sales: $649m

EBITDA: $21m (Margin: 3.3%)

- Standard and Process Cranes
- Crane Construction Kit
- Rope and Chain Hoists
- Drives





Port Technology

Sales: $304m

EBITDA: $15m (Margin: 4.8%)

- Mobile Harbor Cranes
- Automatic Guided Vehicles and Stacker Cranes
- Software solutions





Services

Sales: $464m

EBITDA: $91m (Margin: 19.6%)

- Maintenance
- Modernization
- Sale of spare parts
- Full-service contracts





Source: Company information

Note: Based on the current $/€ rate of 1.486.

(a) Adjusted to reflect the effects of operating adjustments; includes Holding costs of $10.0m.

Product Category Enhancement

	TEREX	+ DEMAG	= TEREX | DEMAG
Aerial Work Platforms	X		X
Construction	X		X
Cranes	X		X
Materials Processing	X		X
Port Equipment			
Straddle Carriers	X		X
Reach Stackers	X		X
Mobile Gantry Cranes	X		X
Ship to Shore Cranes	X		X
Mobile Harbor Cranes	(a)	X	X
Automated Guided Vehicles		X	X
Automated Stacking Cranes		X	X
Industrial Cranes (New Terex Category)			
Cranes		X	X
Hoists		X	X
Drives		X	X
Service			
Branch Network		X	X

Source: Company information
(a) Historical Fantuzzi business de minimis

Diversified Enterprise – Products

TEREX CORPORATION

TEREX		DEMAG CRANES AG		TEREX / DEMAG CRANES AG



Port Equipment
8%
Materials
Processing
12%
Cranes
32%
Construction
24%
Aerial Work
Platforms
24%

$4,418m
(CY 2010)

+



Port
Tech.
21%
Industrial
Cranes
46%
Services
33%

$1,417m[(a)]
(CY 2010)



Services
8%
Materials
Processing
9%
Cranes
24%
Industrial
Cranes
11%
Port
Equipment(b)
11%
Construction
19%
Aerial Work
Platforms
18%

$5,835m
(CY 2010)

Source: Company information
(a) Based on the current €/US$ rate of 1.486.
(b) Comprises Terex and Demag Port Equipment businesses.

Diversified Enterprise – Geography

TEREX



Germany
7%
Rest of Europe
23%
Rest of World
39%
North America
31%

$4,418m
(CY 2010)

+

DEMAG CRANES AG



North America
12%
Germany
20%
Rest of World
38%
Rest of Europe
30%

$1,417m[(a)]
(CY 2010)

TEREX | DEMAG CRANES AG



Germany
10%
North America
26%
Rest of World
38%
Rest of Europe
26%

$5,835m
(CY 2010)

Source: Company information
(a) Based on the current €/US$ rate of 1.486.

Profitable Through the Cycle

TEREX CORPORATION



Demag Cranes AG
(Calendar Year)
2,100
1,800
1,500
1,200
900
600
300
0
$ in millions
18.0%
15.0%
12.0%
9.0%
6.0%
3.0%
0.0%
EBITDA Margin
$1,307
$1,502
$1,677
$1,839
$1,416
$1,417
$1,560
9.1%
11.5%
11.3%
13.0%
7.1%
8.2%
9.3%
$1.30
$3.29
$4.07
$5.97
$2.05
$2.30
$3.08
2005
2006
2007
2008
2009
2010
2011E
Revenue
EBITDA Margin %
EPS(a)

Source: Company information

Notes: 1.486 current €/US$ rate applied to all periods; 2011 estimated based on IBES median estimate; Demag CY2005 is based on 9 months of FY2005 and fiscal Q1 2006.

(a) Earnings per share adjusted to reflect the effects of operating adjustments.

Transaction Highlights

TEREX CORPORATION

- Creates a ~$670m sales (2010) port equipment business with the broadest product offering in the market
- Brings a focused service business with 222 locations globally
  - Strength in customer responsiveness
- Significant exposure to rapidly growing developing markets
  - 38% of 2010 combined sales outside North America and Europe
- New industrial crane segment presents diversification and developing market growth potential
- Opportunities for growth and efficiencies



Transaction Highlights (cont'd)

- Intended offer price multiple versus historical valuation

Demag EBITDA Valuation Multiples(a)



10.7 x
9.5 x
7.5 x
7.8 x
Intended Offer Price
Current
Undisturbed Share Price(b)
Average Since IPO

Sources: Datastream, IBES, Company information

Note: Includes Demag's pension and similar obligations as debt-equivalents (€157.6 million as of 31-Dec-2010).

(a) Based on forward IBES median estimates.

(b) As of closing share price on 06-Oct-2010 (Demag share price of €29.65).

Global Resources and Enhanced Size

- A standalone Demag Cranes is small compared to major competitors such as Konecranes, Cargotec and Liebherr
- Combination with Terex creates a larger multinational company with global scope

Significantly Enhanced Scale



$1,417m(a)
$5,835m
$4,418m
TEREX
DEMAG
CRANES AG
TEREX
+
DEMAG
CRANES AG

Source: Company information
(a) Converted at current €/US$ rate of 1.486.

Strong Cultural Fit

- Terex | Demag shares a common corporate heritage with Demag Cranes AG

Terex in Europe

- 2010 Revenue of $1,351m (31% of total)
- Over half of total headcount (ex. China) located in Europe (45% of total headcount including China)
- Greater than 50% European production revenue

Terex in Germany

- 2010 Revenue of $313m (7% of total)
- Approximately a quarter of total headcount (ex. China) located in Germany (22% of total including China)
- Greater than 25% German production revenue



Würzburg
Rothenburg
Langenburg
Crailsheim
Terex | Demag
Zweibrücken
Wallerscheid
Bad Schönborn
Terex Schaeff
Terex Noell
Terex Fuchs

Terex has a strong and successful track record of M&A and investment in Germany and internationally

Source: Company information

Experienced Acquiror

TEREX CORPORATION

- Acquisitions played a key role in creating Terex as it is defined today
  - ~90% of today's enterprise acquired between '95 and '09
- Terex has invested approximately $2.8 billion in over 40 strategic acquisitions since 1994 resulting in 15.8% compound annual returns



Germany-Based Acquisition
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$1,100
$900
$700
$500
$300
$100
$(100)
$(300)
$(500)
PPM
Simon Engineering
O&K and Peiner / Comedil
Powerscreen and Cederapids
CMI
Schaeff, Demag, Fuchs and Genie
Reedrill
Superior Highwall
ASV
Noell, Fantuzzi
Mining Sale
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04
'05
'06
'07
'08
'09
'10
'13F
Revenue
Operating Profit

Source: Company information
Note: Revenue figures exclude historical revenues from the Mining business, which was divested in February 2010.

Terex's Success with Demag Mobile Cranes

Strong growth of business – US$360m in 2001 to US$909m in 2010

Development to world leader in mobile lifting

Expansion and investment in workforce

Significant growth and investment in operations

Investment in Production and R&D facilities





Growth Comparison of Terex Demag Mobile Cranes to Demag Cranes AG

- 6-year indexed revenue growth comparison



Indexed Revenue Growth (%)
200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
100% 100%
115% 106%
136% 122%
156% 136%
190% 149%
162% 115%
126% 115%
CY2004
CY2005
CY2006
CY2007
CY2008
CY2009
CY2010
Terex Demag Mobile Cranes
Demag Cranes AG

Source: Company information

Combined Terex-Demag Cranes AG Capitalization (est.)

TEREX CORPORATION

($ in millions)	Terex 31-Mar-2011	Terex Post-Transaction
Consolidated Capitalization[a]		
Cash and Marketable Securities	$1,091	$491
Bank Revolver[b]	–	–
Bank Term Debt	–	750
Senior Notes	294	294
Senior Subordinated Notes	800	800
Convertible Debt	130	130
Other Debt	193	193
Total Debt	$1,417	$2,167
Equity	2,187	2,141
Total Capital	$3,604	$4,308
Net Debt / Net Capital	13.0%	43.9%

Notes: Based on current 1.486 €/US$ rate.
(a) Assumes successful transaction.
(b) Undrawn $500mm Terex revolver refinanced as part of the transaction. Assumes Demag local revolver is repaid.

Summary

- Excellent business with history of profitability through the cycle
- Significant opportunity to enhance developing market growth
- Creates premier global port equipment franchise
- Provides balance to deep construction cyclicality
- Proposed offer attractive to both companies' shareholders

Terex offer represents a growth plan, not a cost saving story